Investments	12 Months Ended
Dec. 31, 2019
Investments
Investments

11.  Investments

	December 31,
	2018	2019
	RMB	RMB

Equity investments accounted for using the equity method (i)	378,378	754,144
Equity investments with readily determinable fair values (ii)	238,915	115,926
Equity investments without readily determinable fair values (iii)	3,974,231	1,492,837

Total	4,591,524	2,362,907
(i)	In 2018 and 2019, the Group acquired minority stake of a number of privately-held entities with total consideration of RMB14,277 and RMB332,401, respectively. Investments have been accounted for under the equity method where the Group has significant influence on these investees and the investments are considered as in-substance common shares.
(ii)	In 2018, the Group made an investment in an investment fund with total consideration of RMB204,499, which primarily invests in public stock market. The Group does not have the ability to exercise significant influence over the investment. Therefore, it has been precluded from applying the equity method of accounting.

In 2019, the Group disposed of an investment with readily determinable fair values, for a cash consideration of RMB141,875.

In 2018 and 2019, fair value loss of RMB113,677 and fair value gain of RMB21,942 related to investments with readily determinable fair values were recognized in the consolidated statements of comprehensive income (Note 28), respectively.

(iii)	Equity securities without readily determinable fair values and over which the Company has neither significant influence nor control through investments in common stock or in-substance common stock.

In 2018 and 2019, the Group acquired minority preferred shares or ordinary shares of a number of privately-held entities with total consideration of RMB2,118,648 and RMB723,024, respectively. The ownership interests were less than 20% of the investees’ total equities or the ownership interest redeemable upon condition. These equity investments are not considered as debt securities or equity securities that have readily determinable fair values. Accordingly the Company elected to account for these investments at cost less impairments, adjusted by observable price changes.

In 2019, The Group completed the acquisition of the remaining 68.3% of equity interest in Bigo and Bigo became a wholly owned subsidiary of the Group. Therefore the previously held 31.7% equity interest in Bigo, which was classified as equity investments without readily determinable fair value, was derecognized. Please refer to Note 4(a) for the acquisition of Bigo.

In 2019, the Group partially disposed of an investment without readily determinable fair values, with a consideration of RMB23,761.

In 2018 and 2019, fair value gain of RMB1,803,081 and RMB2,657,370 due to the observable price change, were recognized in gain on fair value changes of investments (Note 28), which was mainly due to gain on the fair value change on the investment in Bigo before the Company’s acquisition of Bigo. Out of the fair value gain of RMB1,803,081 for the year ended December 31, 2018, fair value gain of RMB356,545 was realized and RMB1,446,536 was unrealized. Out of the fair value gain of RMB2,657,370 for the year ended December 31, 2019, fair value gain of RMB2,676,014 was realized and fair value loss of RMB18,644 was unrealized.

11.  Investments (continued)

The Group assesses the existence of indicators for other-than-temporary impairment of the investments by considering factors including, but not limited to, current economic and market conditions, the operating performance of the entities including current earnings trends and other entity-specific information. In 2017, 2018 and 2019, based on the Group’s assessment, an impairment charge of RMB43,205, RMB35,348 and RMB62,334 was recognized in general and administrative expenses, respectively, against the carrying value of the investments due to significant deterioration in earnings or unexpected changes in business prospects of the investees as compared to the original investment plans.